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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)            May 12, 2005

                               GMX RESOURCES INC.
             (Exact name of registrant as specified in its charter)

          Oklahoma                   000-32325                   73-1534474
(State or other jurisdiction        (Commission                (IRS Employer
     of incorporation)              File Number)             Identification No.)

                                One Benham Place
                         9400 North Broadway, Suite 600
                             Oklahoma City, OK 73114
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:           (405) 600-0711


         (Former name or former address, if changed since last report.)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On May 12, 2005, GMX issued a press release announcing, among other things, its results of operations for the first quarter 2005. A copy of the release is filed as an Exhibit to this report and shall be deemed "filed" for purposes of
Section 18 of the Securities Exchange Act of 1934.

ITEM 8.01  OTHER EVENTS

     The press release referenced in Item 2.02 and filed as an Exhibit also contains information relating to GMX's operational results and plans.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     The following Exhibits are filed as a part of this report:

     99.1 Company press release issued May 12, 2005.



                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           GMX RESOURCES INC.


                                           By: /s/ Ken L. Kenworthy, Sr.
                                               -----------------------------
                                               Ken L. Kenworthy Sr.,
                                               Chief Financial Officer


Date: May 13, 2005


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                                INDEX TO EXHIBITS

      99.1  Company press release issued May 12, 2005.